SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS Cleansing Materials December 2020

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 1 Disclaimer Cautionary Note Regarding Forward-Looking Statements These materials contain forward-looking statements that reflect GTT Communications, Inc.’s (“GTT” or the “Company”) plans, estimates and beliefs. These materials attempt to identify these forward-looking statements by the use of words such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “plans” or similar expressions. The Company’s actual results, performance or achievements could differ materially from those discussed in the forward-looking statements. Factors, many of which are outside of the Company’s control, that could cause or contribute to these differences include, but are not limited to, the effects on the Company’s business and clients of general economic and financial market conditions, as well as the following: the Company may fail to satisfy certain covenants relating to financial statement delivery obligations and representations regarding the Company’s financial statements contained in its financing agreements without obtaining an amendment and/or waiver thereof, which may result in (A) events of default under the Company’s Indenture, dated as of December 22, 2016 (as amended, supplemented or otherwise modified, the “Indenture”), Credit Agreement, dated as of May 31, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit Agreement”), by and among the Company and GTT Communications, B.V., as borrowers, KeyBank National Association, as administrative agent and letter of credit issuer, and the lenders and other financial institutions party thereto from time to time, and new priming facility credit agreement (the “New Term Loan Facility”), (B) if the Company is unable to obtain further agreements from creditors with respect to forbearing from exercising remedies, the acceleration of the Company’s 7.875% Senior Notes due 2024 and the Company’s obligations under the Credit Agreement and New Term Loan Facility and (C) the Company being unable to satisfy its obligations thereunder; the Company recently announced that its previously issued financial statements for the years ended December 31, 2019, 2018 and 2017, each of the quarters during the years ended December 31, 2019 and 2018 and the quarter ended March 31, 2020 (the “Non-Reliance Periods”) and related disclosures and communications should no longer be relied upon as a result of preliminary findings of the Company’s ongoing accounting review (the “Review”); the completion of the Review and the completion and filing of the Company’s quarterly reports on Form 10-Q for the quarters ended June 30, 2020 and September 30, 2020, other future periodic filings and restated financial statements for the Non-Reliance Periods may take longer than expected as a result of the timing or findings of the Review or the Company’s independent registered public accounting firm’s review process; the Company does not expect to be able to regain compliance with the New York Stock Exchange’s continued listing requirements relating to the timely filing of its periodic filings before February 17, 2021 and may not receive a further extension for the Company to regain compliance; the conditions to funding set forth in the New Term Loan Facility may not be satisfied and the funding may not be obtained, and existing cash balances and funds generated from operations may not be sufficient to finance the Company’s operations and meet its cash requirements; the Company is subject to risks associated with the actions of network providers and a concentrated number of vendors and clients; the Company could be subject to cyber-attacks and other security breaches; the Company’s network could suffer serious disruption if certain locations experience damage or as the Company adds features and updates its network; the Company is subject to risks associated with purchase commitments to vendors for longer terms or in excess of the volumes committed by the Company’s underlying clients, or sales commitments to clients that extend beyond the Company’s commitments from its underlying suppliers; the Company may be unable to establish and maintain peering relationships with other providers or agreements with carrier neutral data center operators; the Company’s business, results of operation and financial condition are subject to the impacts of the COVID-19 pandemic and related market and economic conditions; the Company may be affected by information systems that do not perform as expected or by consolidation, competition, regulation or a downturn in the Company’s industry; the Company may be liable for the material that content providers distribute over its network; the Company has generated net losses historically and may continue to do so; the Company may fail to successfully integrate any future acquisitions or to efficiently manage its growth; the Company may be unable to retain or hire key employees; the Company recently announced management changes; the Company is subject to risks relating to the international operations of its business; the Company may be affected by future increased levels of taxation;

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 2 Disclaimer (cont’d) Cautionary Note Regarding Forward-Looking Statements (cont’d) the Company has substantial indebtedness, which could prevent it from fulfilling its obligations under its debt agreements or subject the Company to interest rate risk; the Company sellers and the buyer of the Company’s business of providing Pan-European, North American, sub-sea and trans-Atlantic fiber network and data center infrastructure services to customers (the “Infrastructure Business”) may be unable to obtain the necessary approvals for the Company’s pending infrastructure sale transaction announced by the Company on October 16, 2020 (the “Transaction” or the “Infrastructure Transaction”) or the related reorganization (the “Reorganization”) from governmental authorities in a timely manner, on terms acceptable to the sellers and the buyer, or at all; the Company may be unable to obtain from its lenders or noteholders the further forbearances, waivers, consents, releases or other agreements that may be necessary to prevent a default under the Credit Agreement, the New Term Loan Facility or the Indenture that may be necessary to satisfy the conditions to the closing of the Transaction, either on terms acceptable to the Company or at all, in which case the sale and purchase agreement for the Transaction would terminate unless the buyer provides a waiver; the Company may not be able to obtain the consent of certain parties to contracts with the sellers and their subsidiaries that will be necessary to fully implement the Transaction or the Reorganization, on terms acceptable to the Company or at all; the buyer may be unable to obtain financing sufficient to enable it to consummate the Transaction as required at the closing under the sale and purchase agreement for the Transaction; the potential failure to satisfy other closing conditions under the sale and purchase agreement for the Transaction which may result in the Transaction not being consummated; the potential failure of the Company to realize anticipated benefits of the Transaction; risks from relying on the buyer for various critical transaction services and network services for an extended period under the transition services agreement and the master services agreement contemplated by the sale and purchase agreement for the Transaction; the potential impact of announcement or consummation of the Reorganization and the Transaction on relationships with third parties, including customers, employees and competitors; the ability to attract new customers and retain existing customers in the manner anticipated; and the Company’s internal control over financial reporting may be inadequate or have weaknesses of which the Company is not currently aware or which have not been detected, and which, among other things, could impact the Company’s ability to appropriately provide for the purchase price adjustment mechanisms in the sale and purchase agreement for the Transaction. For a more complete description of the risks noted above and other risks that could cause the Company’s actual results to materially differ from its current expectations, please see Item 1A “Risk Factors” in the Company’s annual and quarterly reports filed with the U.S. Securities and Exchange Commission (the “SEC”) including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2019 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which have been filed with the SEC and are available on the Company’s website (www.gtt.net) and on the SEC’s website (www.sec.gov). Any forward-looking statement in these materials is based only on information available to the Company at the time such statement was made and speaks only as of the date on which it was made. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. No representation or warranty is given as to the achievability or reasonableness of any projections, estimates or forward-looking statements.

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 3 Disclaimer (cont’d) Important Disclaimers Regarding Financial and Other Information in These Materials As announced on December 22, 2020, in connection with the Company’s ongoing Review, the Board of Directors (the “Board”) of the Company concluded that the Company’s previously issued consolidated financial statements for the Non-Reliance Periods should no longer be relied upon as a result of errors discovered related to the accounting for Cost of Telecommunications Services, bad debt expense and credits to be issued to customers. The Board also determined that the Company’s disclosures related to such financial statements and related communications issued by or on behalf of the Company with respect to the Non-Reliance Periods, including management’s assessment of internal control over financial reporting and evaluation of disclosure controls and procedures, should no longer be relied upon. Historical financial information in these materials is based on the Company’s previously reported results, and the findings of the Company’s ongoing Review may have a significant impact on certain of the financial measures included in these materials. As described in the Company’s Current Report on Form 8-K to which these materials are attached as an exhibit, these materials were prepared solely to facilitate discussions with parties to confidentiality agreements with the Company and not with a view toward public disclosure, and should not be relied upon to make an investment decision with respect to the Company. These materials should not be regarded as an indication that the Company or any third party considers these materials to be material non-public information or a reliable prediction of future events, and these materials should not be relied upon as such. These materials include certain values for illustrative purposes only and such values are not the result of, and do not represent, actual valuations, estimates, forecasts or projections of the Company or any third party and should not be relied upon as such. Neither the Company nor any third party has made or makes any representation to any person regarding the accuracy of these materials or undertakes any obligation to update these materials to reflect circumstances existing after the date when these materials were prepared or conveyed or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying these materials become or are shown to be incorrect. These materials include preliminary financial information that reflects the Company’s management’s estimates based solely on information available as of the date these materials were prepared. The preliminary financial information presented herein is not a comprehensive statement of the Company’s financial results for the periods presented. In addition, the preliminary financial information presented herein has not been audited, reviewed or compiled by the Company’s independent registered public accounting firm. The preliminary financial information presented herein is subject to the completion of the Company’s ongoing Review and financial closing procedures. The Company’s actual results for the three months ended June 30, 2020 and September 30, 2020 are not available and may differ materially from the preliminary financial information included herein. Therefore, you should not place undue reliance upon this preliminary financial information. For instance, during the course of the completion of the Company’s ongoing Review and preparation of the Company’s financial statements and related notes, additional items that would require material adjustments to be made to the preliminary estimated financial information presented herein may be identified. There can be no assurance that these estimates will be realized, and these estimates are subject to risks and uncertainties, many of which are not within the Company’s control. The preliminary financial information in these materials includes preliminary historical information and a model of future information regarding the Company’s remaining business after giving effect to the sale of the Infrastructure Business in the Infrastructure Transaction (“RemainCo”). The preliminary historical information is still under review as part of the ongoing Review, does not reflect the completion of accounting procedures associated with discontinued operations, has not been prepared in accordance with the requirements of Regulation S-X, and is subject to material change. In addition, the model of future information is based on illustrative assumptions as described herein, which assumptions may not be accurate. Any transaction with the Company involves a high degree of risk, including without limitation a potential risk of loss of an investor’s entire investment. Any party to a transaction should investigate, ask about and consider such risks in its due diligence investigation before entering into such transaction. In considering any performance information included in these materials, readers should bear in mind that past performance is not indicative of future results, and there can be no assurance for future results. These materials are not intended to provide, and should not be relied upon for, accounting, legal or tax advice or any investment recommendation.

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 4 Disclaimer (cont’d) Non-GAAP Financial Measures In addition to financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), from time to time the Company may use or publicly disclose certain “non-GAAP financial measures” in the course of its financial presentations, earnings releases, earnings conference calls and otherwise. For these purposes, the SEC defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions or cash flows that (i) excludes amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in financial statements and (ii) includes amounts, or is subject to adjustments that effectively include amounts, that are excluded from the most directly comparable measure so calculated and presented. Non-GAAP financial measures are provided as additional information to investors to provide an alternative method for assessing the Company’s financial condition and operating results. The Company believes that these non-GAAP measures, when taken together with the Company’s GAAP financial measures, allow the Company and its investors to better evaluate the Company’s performance and profitability (subject to the “Important Disclaimers Regarding Financial and Other Information in These Materials” set forth above). These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. These measures should be used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Pursuant to the requirements of Regulation G, whenever the Company refers to a non-GAAP financial measure, the Company will also generally present the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure and such comparable GAAP financial measure. Adjusted SG&A Expenses is a non-GAAP financial measure that is different from financial measures calculated in accordance with GAAP and may be different from non-GAAP calculations made by other companies. Adjusted SG&A Expenses may not be comparable to similarly-titled measures used by other companies. Adjusted SG&A Expenses excludes share-based compensation and transaction and infrastructure separation expense, which are significant in understanding and assessing the Company’s financial results. Therefore, Adjusted SG&A Expense should not be considered in isolation or as an alternative to Selling, General and Administrative Expenses under GAAP. The Company believes Adjusted SG&A Expenses is relevant and useful for investors in evaluating operating performance and liquidity because it excludes certain non-cash and non-recurring items and thereby provides a measure of certain cash Selling, General and Administrative Expenses that may recur in future periods (subject to the “Important Disclaimers Regarding Financial and Other Information in These Materials” set forth above). A reconciliation of the historical and a model of estimated future Adjusted SG&A Expenses included in these materials to historical and a model of estimated future Selling, General and Administrative Expenses under GAAP is included in these materials.

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS Infrastructure Transaction

Prepared Nov. 2020

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS

Infrastructure Transaction Separation Timeline Overview



Q4 2020
Q1 2021
Q2 2021
Q3 2021 – Onwards
TSA PERIOD
Deal
Logical Separation Execution
Physical Separation
Oct. 16
Deal Sign
June 30
Target Closing Date
Legal Entity Separation
Legal Entity
Separation Planning and Execution
Potential Extension
Systems Separation
Close
Build, Test, and Config
UAT(1)
Potential Extension
End-State
Design
Build, Test, and Config
UAT

(1) User Acceptance Testing (i.e., final stage of software development life cycle to test the software's ability to carry out required tasks, etc.)

6

Prepared Nov. 2020

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS

Illustrative Infrastructure Sale Structure & Proceeds Overview(1)


All shares of the
Interoute
Communications
Holdings Limited
Cube Telecom
Europe Bidco Limited
(Buyer)
All shares of
Hibernia Express
(Ireland) Limited
All shares of the
"NGS Subsidiaries"
GTT
Communications
Inc.
All membership
in Interoute
US LLC
[~$114M]
[~$1.427B]
Interoute US
LLC
(US)
Hibernia NGS
Limited
(Ireland)
[~$269M]
GTT Holdings
UK Limited
(UK)
Global Telecom and
Technology Holdings
Ireland Limited (Ireland)
The
"NGS Subsidiaries"
Interoute
Communications
Holdings Limited (UK)
Hibernia Express
(Ireland) Limited
(Ireland)
[~$210M]

(1) Summary chart depicts only entities directly involved in Infrastructure Transaction. Indicated payments are estimates and subject to change as valuation is completed.

7

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 8 Estimated Infrastructure Transaction Proceeds Prepared Nov. 2020 Estimated net proceeds to GTT (at closing) (USD mm) Potential earn-out payments subject to achieving the Near-Net EBITDA targets as defined in the Infrastructure SPA Headline offer price $2,150 (-) Earn-out adjustment (130) EV after earn-out adjustment $2,020 (-) Fees, net debt adjustments & estimated tax leakage (1) (79) (-) Escrow / holdback (75) Estimated proceeds to GTT at close $1,867 (+) Maximum escrow / holdback recovery 75 Maximum proceeds to GTT before earn-out $1,942 (+) Potential earn-out in Year 1 6 (+) Potential earn-out in Year 2 13 (+) Potential earn-out in Year 3 22 (+) Potential earn-out in Year 4 35 (+) Potential earn-out in Year 5 53 Total maximum proceeds to GTT $2,072 (1) The tax consequences of the Infrastructure Transaction reflected here were projected in 2Q20 and are subject to material change & remeasurement based on the latest facts, assumptions, and applicable law; the remeasured tax leakage is expected to differ from the projections incorporated here.

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS Performance & Financial Review

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 10 Performance Update & 2H20 / 2021 Initiatives Update  MRR update:  Increased Infrastructure Revenue and increased services to existing customers.  Unfavorable impacts from MRR credits.  Churn update:  Performance continues to be pressured by churn greater than installs on a monthly basis.  COVID-19 update:  The Company has experienced volatility in installations during COVID-19.  The duration and extent to which COVID-19 will impact the Company’s future results of operations and overall financial performance remains uncertain.  2H20 / 2021 Initiatives Update:  Customer First.  Premier in Premier.  Churn.  Client Service Team.  Operational Excellence.  Vendor Management and Cost of Telecommunications Services. Prepared Nov. 2020

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS Revenue Update & Breakdown (in $000’s) 11 (1) Represents previously reported revenue as included in the Company's quarterly report for the period ended March 31, 2020. See "Important Disclaimers Regarding Financial and Other Information in These Materials" on slide 3 for important cautionary information regarding the Company’s previously issued financial statements and other disclosures. (2) Preliminary unaudited results subject to material revision based on the results of the Company’s ongoing Review and completion of the financial closing procedures. Please see "Important Disclaimers Regarding Financial and Other Information in These Materials" on slide 3 for important cautionary information regarding the Company’s previously issued financial statements and other disclosures. (3) In 1H20, revenue associated with the Infrastructure assets being sold to I Squared Capital is estimated to be $23.8mm and $142.7mm for US and EMEA / foreign entities, respectively. Such estimated figures exclude additional revenue to be associated with the Infrastructure assets being sold to I Squared Capital pursuant to the Master Services Agreement (i.e., RemainCo as a customer to the Infrastructure Business) as defined and disclosed in the Infrastructure Transaction sale and purchase agreement filed on Form 8-K on October 16, 2020. Prepared Nov. 2020 Description 1Q20 (1) 2Q20 (2) 3Q20 (2) Total Recurring Revenue $399,421 $388,458 $385,455 Total Non-Recurring Revenue 25,307 26,106 23,796 Total Revenue $424,728 $414,565 $409,251 1H20 Revenue Split by Legal Entity (USD mm) 1H20 (1),(2) United States (i.e., US entities) $371.0 Europe & Other (i.e., EMEA / foreign entities) 468.3 Total Revenue (3) $839.3

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS Metrics Trends Overview 12 (1) Adjusted for other sales & net installs of ~$4.6mm in December 2019 related to the KPN acquisition. Adjusted Net Installs (USD mm)(1) Adjusted Quota Bearing Reps (“QBR”) Productivity (in $000’s)(1) Add in the prelim ($0.6) ($1.4) ($1.9) ($1.1) ($0.9) ($2.2) ($2.0) ($2.5) ($2.0) ($1.5) ($1.0) ($0.5) - 1Q19 2Q19 3Q19 4Q19 1Q20 Prelim. 2Q20 Prelim. 3Q20 $6.3 $6.0 $5.4 $4.8 $5.2 $5.5 $5.5 $4.0 $4.5 $5.0 $5.5 $6.0 $6.5 1Q19 2Q19 3Q19 4Q19 1Q20 Prelim. 2Q20 Prelim. 3Q20 Prepared Nov. 2020

Prepared Nov. 2020

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS

Summary Statements of Cash Flows

(USD mm)	1Q20[1]	2Q20[2]	3Q20[2]	Oct'20[2]
Net cash provided by / (used in) operating activities	$42	$1	$8	$27
Net cash provided by / (used in) investing activities	(22)	(16)	(18)	(6)
Net cash provided by / (used in) financing activities	43	(10)	(13)	(10)
Effect of exchange rate changes on cash	2	(4)	8	1
Net increase in cash and cash equivalents	$65	($29)	($16)	$12
Cash and cash equivalents at beginning of period	$42	$106	$78	$62
Net increase / (decrease) in cash and cash equivalents	65	(29)	(16)	12
Cash and cash equivalents at end of period	$106	$78	$62	$74
Supplemental disclosure of cash flow information:				
Cash paid for interest & fees[3]	$32	$53	$41	$2
Changes in operating assets and liabilities, net of acquisition[4]:	14	(28)	(23)	30
Net proceeds from / (repayment of) term loan	125	(7)	(7)	-
Net proceeds from / (repayment of) revolver	(75)	-	10	-

(1) Represents previously reported revenue as included in the Company's quarterly report for the period ended March 31, 2020. See "Important Disclaimers Regarding Financial and Other Information in These Materials" on slide 3 for important cautionary information regarding the Company's previously issued financial statements and other disclosures.
(2) Preliminary unaudited results subject to material revision based on the results of the Company's ongoing Review and completion of the financial closing procedures. Please see "Important Disclaimers Regarding Financial and Other Information in These Materials" on slide 3 for important cautionary information regarding the Company's previously issued financial statements and other disclosures.
(3) Includes ~$11mm of fees related to Amendment No. 3 and Waiver to Credit Agreement (August 2020).
(4) Includes partial pay down of past due AP in 1Q20 – 3Q20.

13

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS RemainCo Overview

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 15 RemainCo(1) Business and Strategy The Infrastructure Transaction creates an opportunity for GTT to reshape itself into a managed services provider, focused on its core target markets and a world-class customer experience. Re-Alignment Stabilization Investment Growth 2021 2022 2023  Serve focused market segments and product portfolio. Deliver right service to the right customers.  Shed non-core business, products and target markets.  SG&A alignment.  Reduction of opex to align costs to revenue.  Consolidation of client ratings and interactions into actionable data.  Creation of a business foundation focused on a customer success model with defined initiatives:  Customer First.  Churn Mitigation.  Operational Excellence.  Vendor Management Discipline.  Positioned for growth – additional investments for scale will be made in Network expansion, Operations Support / Business Support Systems and product development. Value creation (1) RemainCo represents the Company’s remaining business after giving effect to the sale of the Infrastructure Business in the Infrastructure Transaction. Prepared Nov. 2020

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 16 RemainCo(1) Business and Strategy (cont’d) A shift in strategic focus from M&A-driven expansion to a customer first culture and operational excellence service model achieving organic growth. Customer First:  Appointed Chief Revenue Officer in May 2020 to improve customer experience across geographies.  Making it easy to do business with GTT.  Creating a culture of accountability, collaboration and partnership.  Building an environment supporting customer value creation at every level. Operational Excellence:  Appointed Chief Operating Officer in July 2020 to align product development and operations with customer focus.  Re-focusing processes and systems from integration activity to maximizing client impact.  Refining product portfolio to ensure closer fit with customer needs and anticipating future trends. Business Model Focus on Managed Service Provider market positioning:  Sharper focus on enterprise market leveraging Tier 1 IP network and core competencies.  Sale of Infrastructure Division:  Shedding non-core assets.  Preserving strategic enterprise clients and revenue.  Implementing measures to lower Cost of Telecommunications Services and improve margin performance. (1) RemainCo represents the Company’s remaining business after giving effect to the sale of the Infrastructure Business in the In frastructure Transaction. Prepared Nov. 2020

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 17 RemainCo(1) Business and Strategy (cont’d) Increasing sales efficiency and effectiveness by shifting from sales strategy anchored in QBR growth to focusing on investments that drive sales efficiency:  Executing playbook built on robust sales support model – resulting in greater QBR efficiency and effectiveness.  Many of the Sales Development Representative (SDR) resources replaced by Customer Relationship Management (CRM) with focus on upselling to the existing base.  Segmentation of sales force for a refined focus on Base Management and New Logo Activity.  Leveraging direct and indirect channels.  Emphasis on listening and solving for client challenges vs transactional-driven sales.  Indirect channel experiencing solid momentum with strategic SD-WAN client wins.  Positive traction with sales strategy indicated by strong growth in new orders volume YTD in Americas region. Early indications suggest EMEA is turning the corner onto a positive trajectory.  Appointment of Tom Homer as SVP for EMEA Sales. Target a list of activities to provide improved client experience to reduce churn. (1) RemainCo represents the Company’s remaining business after giving effect to the sale of the Infrastructure Business in the In frastructure Transaction. Prepared Nov. 2020

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS Preliminary RemainCo High-Level Financial Model(1)  The below is still under review as part of the ongoing Review and is subject to material change.  Preliminary RemainCo High-Level Financial Model based on illustrative assumptions, including FY21 Revenue of ~$1.2 billion and cost savings / cost management initiatives for Cost of Telecommunications Services, Selling, General and Administrative Expenses and Adjusted SG&A Expenses. (USD mm) Prepared Nov. 2020 (1) The preliminary financial information on this slide includes preliminary historical and a model of future information regarding RemainCo. The preliminary historical information is still under review as part of the ongoing Review, does not reflect the completion of accounting procedures associated with discontinued operations, has not been prepared in accordance with the requirements of Regulation S-X, and is subject to material change. In addition, the model of future information is based on illustrative assumptions as described herein, which assumptions may not be accurate. See “Cautionary Note Regarding Forward-Looking Statements” on slides 1 - 2, “Important Disclaimers Regarding Financial and Other Information in These Materials” on slide 3 and “Non-GAAP Financial Measures” on slide 4. Prelim. Estimate Financial Model 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 2021 1Q22 2Q22 3Q22 4Q22 2022 Revenue $320 $315 $310 $305 $300 $305 $1,220 $305 $310 $315 $320 $1,250 Cost of Telecommunications Services $193 $189 $185 $187 $754 $187 $189 $191 $194 $760 Gross Margin $117 $116 $115 $118 $466 $118 $121 $124 $127 $490 Gross Margin % 37.8% 38.1% 38.3% 38.6% 38.2% 38.8% 39.1% 39.3% 39.6% 39.2% Selling, General and Administrative Expenses: Headcount $47 $47 $47 $47 $187 $47 $47 $48 $49 $191 Non-Headcount 21 21 21 21 85 21 22 22 22 87 Share-based compensation 4 4 4 4 17 4 4 4 4 17 Transaction and Infrastructure separation expense 19 19 3 0 42 0 0 - - 1 Selling, General and Administrative Expenses $92 $91 $75 $73 $331 $73 $74 $74 $75 $296 Adjusted SG&A Expenses reconciliation: Selling, General and Administrative Expenses $92 $91 $75 $73 $331 $73 $74 $74 $75 $296 (-) Share-based compensation (4) (4) (4) (4) (17) (4) (4) (4) (4) (17) (-) Transaction and Infrastructure separation expense (19) (19) (3) (0) (42) (0) (0) - - (1) Adjusted SG&A Expenses $68 $68 $68 $68 $272 $68 $69 $70 $71 $279 Adjusted SG&A Expenses as % of Revenue 22.0% 22.2% 22.6% 22.3% 22.3% 22.5% 22.3% 22.2% 22.2% 22.3% Capex $11 $11 $11 $11 $43 $11 $11 $11 $11 $44 % of Revenue 3.5% 3.5% 3.5% 3.5% 3.5% 3.5% 3.5% 3.5% 3.5% 3.5% Preliminary Model 18

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS Forecasted Liquidity

Prepared 12/22/2020

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS

Forecasted Liquidity Bridge[1]

(USD mm)

12/11/2020 – 6/30/2021 Liquidity Bridge


350
300
250
200
150
100
50
64
(12)
275
(79)
(24)
224
53
(39)
(60)
178
12
(63)
(37)
90
12/11/2020 Ending Liquidity
(A)
(B)
(C)
(D)
1/1/21 Ending Liquidity
(A)
(C)
(D)
3/31/21 Ending Liquidity
(A)
(C)
(D)
6/30/21 Ending Liquidity

(A) Ordinary course cash flows less CapEx– includes ordinary course receipts and disbursements. Includes AP paydown of $40mm during the full forecast period

(B) Reflects full amount of $275mm new money facility.

(C) Financing Cash Flows – Cash flows associated with debt service including principal payments as well as fees on new facility.

(D) Non-Ordinary Course Disbursements – non-ordinary course disbursements, including disbursements associated with Accounting Review and professional fees.

(1) Operating forecast for 2021 is preliminary and as of December 22, 2020. All figures are forecasted. For purposes of this analysis, liquidity includes available cash and cash equivalents and undrawn amounts under the new money facility. These materials include preliminary financial information that reflects the Company's management's estimates based solely on information available as of the date these materials were prepared. The preliminary financial information presented herein is not a comprehensive statement of the Company's financial results for the periods presented. In addition, the preliminary financial information presented herein has not been audited, reviewed, or compiled by the Company's independent registered public accounting firm. The preliminary financial information presented herein is subject to the completion of the Company's accounting review and financial closing procedures. There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within the Company's control. See "Cautionary Note Regarding Forward-Looking Statements" on slides 1 - 2 and "Important Disclaimers Regarding Financial and Other Information in this Presentation" on slide 3.

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SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS 21 Forecasted Liquidity Bridge – Summary Assumptions Prepared 12/22/2020 Billings • Preliminary values for 2021 were forecast using average net installs / (churn) from 2020 of $(0.7)mm per month. Collections are increased by approximately 5% compared to revenue to account for amounts collected for value- added taxes. • Historical billings were analyzed to estimate split of future billings between monthly, quarterly, and annual terms— roughly 90%, 7%, and 3% of total billings, respectively. • A 1% bad debt risk is applied to all billings consistent with the Company’s current outlook. Collections • Monthly collections estimated using historical terms. Collections are allocated by week using historical distribution within months. • The Forecast assumes no prepaid Infrastructure Right of Use (IRU) sales occur during the forecast period. These sales represent typically large, one-time sales that are paid in advance for multi-year right of use contracts. These sales are excluded from the cash flow forecast due to the timing risk associated with these sales. Disbursements • Expenses were estimated using historical TTM invoices by due-date and forecast at approximately $109mm per month. For 2021, expenses are forecasted to decline proportionally with revenue. • Disbursements are held flat at $115mm per month to allow for gradual payment of past-due AP. • Payroll is forecast based on September payments and go-forward payment cycles. Non-Ordinary Course Disbursements • Disputed AP: The Forecast includes approximately $7mm in payments related to disputed AP amounts. • Tax Payments: Approximately $11mm in tax payments are included for certain unpaid non-U.S. tax liabilities. • Infrastructure Transaction Transition: Incremental staffing and licensing costs to facilitate the Infrastructure Transaction. • Insurance Premium: D&O and other insurance premium installment payments associated with the renewal of these policies. • Other Compensation: The Forecast includes an estimate of 2020 incentive program payments paid in 2021 as well as 2021 incentive and retention bonus payments. • Professional / Amendment Fees: Fees associated with the Infrastructure Transaction, Credit Amendments / Forbearance, and ongoing Review. Debt Facilities • RCF, US TL, EMEA TL, and 2020 EMEA TL are all paid quarterly at interest rates of L+2.75%, L+2.75%, E+3.25%, and L+4.25% respectively. A EURIBOR / LIBOR floor of 0.00% is assumed for each facility. • New money facility interest is paid monthly at L+5.00% with a LIBOR floor of 1.00%. • Interest rate swaps paid monthly at the relevant fixed less floating rates.

SUBJECT TO CHANGE AS A RESULT OF ACCOUNTING REVIEW, NON-RELIANCE DETERMINATION AND RELATED MATTERS Forecasted New Money Facility First Draw Sources & Uses(1) (USD mm) (1) All figures are forecasted. 22 Prepared 12/22/2020 (USD Millions) Sources Uses 12/12 Beginning Liquidity 64$ Professional & Advisor Fees (18)$ Operating Cash Flows 22 Interest, Principal, & Financing Fees (85) New Facility First Draw 100 Other Non-Ordinary Course Uses (28) 1/29/2021 Ending Available Cash (55) Total Sources 186$ Total Sources (186)$ Week ending 12/18/2020 – 1/29/2021 Total Uses